UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

Vintage Wine Estates, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard, Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (877) 289-9463

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 — Entry into a Material Definitive Agreement

On February 13, 2023, Vintage Wine Estates, Inc. (“VWE” or the “Company”) entered into an amendment (the “Amendment”) to the Second Amended and Restated Loan and Security Agreement dated as of December 13, 2022 (the “LSA”), by and among the Company, certain subsidiaries of the Company from time to time party thereto, the financial institutions from time to time party thereto (collectively, the “Lenders”), and BMO Harris Bank, N.A., as successor in interest to Bank of the West, as administrative agent (the “Agent”). The Amendment, among other things, extends the date under the LSA by which the Company must furnish to the Agent and the Lenders the Company’s consolidated financial statements for the fiscal quarter ended December 31, 2022 to 90 days after the end of such fiscal quarter.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.01 — Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 13, 2023, the Company received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because the Company has not filed its Quarterly Report on Form 10-Q for the period ended December 31, 2022 (the “Form 10-Q”) within the prescribed time period, the Company is not in compliance with the timely filing requirement for continued listing under Nasdaq Listing Rule 5250(c)(1).

The Nasdaq notification letter has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. While the notification letter provides the Company the opportunity to submit a plan to regain compliance with Nasdaq Listing Rule 5250(c)(1) within 60 days from the date of the notice, VWE currently expects to be in compliance with the listing rule in that timeframe.

The Company filed a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission on February 8, 2023 indicating that the filing of the Form 10-Q would be delayed due to management identifying impairment indicators, which require additional analysis, late in the financial reporting and closing process. Due to the time required to complete this process, the Company was not able to file the Form 10-Q within the five-day extension period provided by Rule 12b-25 under the Securities Exchange Act of 1934. As previously disclosed, the Company expects it will file the Form 10-Q in mid-March 2023 following the filing of an amendment to its previously filed Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

Item 7.01 — Regulation FD Disclosure

On February 16, 2023, the Company issued a press release announcing its receipt of the Nasdaq notification letter. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth, or referred to, in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment Number One, dated as of February 13, 2023, to Second Amended and Restated Loan and Security Agreement dated as of December 13, 2022, by and among Vintage Wine Estates, Inc., certain subsidiaries of Vintage Wine Estates, Inc. party thereto from time to time, certain financial institutions party thereto from time to time, and Bank of the West, as Administrative Agent.

99.1	Press release, dated February 16, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than those of historical fact, and generally may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would” or other similar expressions that indicate future events or trends. These forward-looking statements include, but are not limited to, statements regarding VWE’s restatement of its results for the first quarter ended September 30, 2023, and the anticipated timing of the filing of VWE’s results for the second quarter ended December 31, 2022. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of VWE’s management. These forward-looking statements are not intended to serve as, and should not be relied on as, a guarantee of actual performance or an assurance or definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ materially from those contained in or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of VWE. Factors that could cause actual results to differ materially from the results expressed or implied by such forward-looking statements include, among others: the Company’s limited experience operating as a public company; the Company’s ability to complete its closing procedures for the quarter ended December 31, 2022 within the anticipated timeframe; the ability of the Company to regain compliance with Nasdaq continued listing requirements; the need for restatement of Company’s prior period financial statements; the time and expense associated with any necessary remediation of control deficiencies; the impact and result of any litigation or regulatory inquiries or investigations related to the restatement of the Company’s financial statements or otherwise; the ability of the Company to recruit a new CEO and otherwise to retain key personnel; the potential impact on the Company’s business and stock price of any announcements regarding any of the foregoing; the effect of economic conditions on the industries and markets in which VWE operates, including financial market conditions, rising inflation, fluctuations in prices, interest rates and market demand; risks relating to the uncertainty of projected financial information; the effects of competition on VWE’s future business; risks related to the organic and inorganic growth of VWE’s business and the timing of expected business milestones; the potential adverse effects of the ongoing COVID-19 pandemic on VWE’s business and the U.S. economy; declines or unanticipated changes in consumer demand for VWE’s products; VWE’s ability to adequately source grapes and other raw materials and any increase in the cost of such materials; the impact of environmental catastrophe, natural disasters, disease, pests, weather conditions and inadequate water supply on VWE’s business; VWE’s level of insurance against catastrophic events and losses; VWE’s significant reliance on its distribution channels, including independent distributors; potential reputational harm to VWE’s brands from internal and external sources; possible decreases in VWE’s wine quality ratings; integration risks associated with recent acquisitions; possible litigation relating to misuse or abuse of alcohol; changes in applicable laws and regulations and the significant expense to VWE of operating in a highly regulated industry; VWE’s ability to maintain necessary licenses; VWE’s ability to protect its trademarks and other intellectual property rights; risks associated with the Company’s information technology and ability to maintain and protect personal information; VWE’s ability to make payments on its indebtedness; and those factors discussed in the Company’s most recent Annual Report on Form 10-K and in subsequent Quarterly Reports on Form 10-Q or other reports filed with the Securities and Exchange Commission. There may be additional risks including other adjustments that VWE does not presently know or that VWE currently believes are immaterial that could also cause actual results to differ from those expressed in or implied by these forward-looking statements. In addition, forward-looking statements reflect VWE’s expectations, plans or forecasts of future events and views as of the date hereof. VWE undertakes no obligation to update or revise any forward-looking statements contained herein, except as may be required by law. Accordingly, undue reliance should not be placed upon these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.
(Registrant)

Date: February 16, 2023	/s/ Kristina Johnston
Kristina Johnston
Chief Financial Officer